Exhibit 99.1

TM NASDAQ: PAVM CORPORATE PRESENTATION Fall 2016 1

Disclaimers This presentation contains certain forward-looking statements that involve risks and uncertainties. Actual results and events may differ significantly from results and events discussed in forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of the products described in this presentation. More information is available at www.pavmed.com or by contacting la@pavmed.com 2

Innovative multi-product medical device company… …employing a unique business model designed to advance products from concept to commercialization much more rapidly and with significantly less capital than the typical medical device company. 3

Investment Highlights Unique, proven business model focused on capital efficiency and speed to market Deep, expanding pipeline of innovative products across a broad spectrum of clinical conditions with clear paths to near-term commercialization Attractive market opportunities for lead products totaling over $4 billion Leadership team of entrepreneurs with a strong track record of value creation 4

Leadership team with strong record of value creation



LISHAN AKLOG, MD
Chairman & CEO

Harvard University
- A.B. Physics, *magna cum laude*
- Phi Beta Kappa
- M.D., *cum laude*

Harvard Medical School / Brigham and Women's Hospital
- General Surgery Resident
- Cardiothoracic Surgery Resident
- Assistant Professor
- Associate Surgeon

Mount Sinai / Mount Sinai School of Medicine
- Associate Chief of Cardiac Surgery
- Assistant Professor
- Director of Minimally Invasive Cardiac Surgery

Dignity Health St. Joseph's Hospital and Medical Center
- Chair of the Cardiovascular Center
- Chief of Cardiovascular Surgery
- Associate Professor of Surgery

Pavilion Holdings Group / Pavilion medical innovations
- Founding Partner
- Chairman and CTO, Vortex Medical
- Senior Advisor, Director, Saphena Medical, Kaleidoscope Medical and Cruzar Medical



MICHAEL GLENNON
Vice Chairman

University of New Hampshire
- B.A., Business Administration

Storz / Stryker / Origin Medsystems
- Endoscopy and Surgical Instrument Territory Sales Manager

Guidant
- Cardiac Surgery Territory and Regional Sales Manager
- CRM Sales Manager

Medtronic
- CRM District Sales Manager

Accellent
- Senior Vice President, Sales and Marketing

Pavilion Holdings Group / Pavilion medical innovations
- Founding Partner
- CEO, Vortex Medical, Saphena Medical and Cruzar Medical
- Senior Advisor, Director Kaleidoscope Medical



BRIAN DEGUZMAN, MD
Chief Medical Officer

Boston College
- B.S. Biology

Georgetown University
- M.D.

Hartford Hospital / UConn School of Medicine
- General Surgery Resident

Harvard Medical School / Brigham and Women's Hospital
- Cardiac Surgery Research Fellow
- Cardiothoracic Surgery Resident

Cleveland Clinic
- Clinical Associate

Lahey Clinic / Tufts University
- Associate Surgeon
- Assistant Professor of Surgery

Dignity Health St. Joseph's Hospital and Medical Center
- Associate Chief of Cardiovascular Surgery
- Assistant Professor of Surgery

Pavilion Holdings Group / Pavilion medical innovations
- Founding Partner
- CMO, Vortex Medical
- CEO, Kaleidoscope Medical
- Senior Advisor, Director
- Saphena Medical and Cruzar Medical

PAVmed 5

Lead products provide near-term value creation opportunities PortIO CarpX Implantable Vascular Access Device Percutaneous Carpal Tunnel Device NextCath DisappEAR Self-Anchoring Short-Term Catheters Resorbable Antibiotic-Eluting Ear Tubes NextFlo Caldus Disposable Tissue Ablation Devices Highly Accurate Infusion System (*)PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of these products. 6

The PAVmed Business Model 7

Proven record of capital efficiency and speed to market TIME AND CAPITAL TO FDA CLEARANCE PAVmed Model 23 months Typical Company 60months 0 12 24 36 48 60 Months PAVmed Model $3 million Typical Company $31 million $0 $10,000,000 $20,000,000 $30,000,000 Dollars (*)Typical Company data from Markower, et al. FDA Impact on US Medical Technology Innovation 2010 8

Commercial opportunity drives project selection criteria Reimbursement Profile High Margin Product Technology Profile Commercial Opportunity Unmet Clinical Need Attractive Market Regulatory Profile 9

Key business processes deliver capital and time efficiency Outsourced Parallel Regulatory Best-in-class Development Strategy Process Experts Processes Capital Speed To Efficiency Market Light Flexible Infrastructure Commercialization Low Fixed Costs Strategy 10

Multi-product strategy enhances value creation Economies Of Risk Mitigation Scale Flexible, Dynamic Non-binary Allocation Of Success Resources Enhanced Value Creation 11

Flexible commercialization strategy accelerates value creation Remain Opportunistic Initiate Accelerate To Maximize Commercialization Revenue Growth Value Creation INDEPENDENT CORPORATE CORPORATE REGULATORY DISTRIBUTOR PARTNER PARTNER CLEARANCE NETWORK Sales and Distribution Licensing agreement Call-point specific Agreement Acquisition of product DIRECT SALES FORCE Call-point specific 12

Lead Product Development Pipeline 13

Lead products provide near-term value creation opportunities

PRODUCT	ADDRESSABLE MARKET		REGULATORY PATH	COMMERCIALIZATION	
				INITIAL CHANNEL	TARGET DATE
PortIO Long-term Implantable Vascular Access Devices	Vascular Access Ports	\$500M	510(k)	Independent Distributors	Q2 2017
CarpX Percutaneous Treatment of Carpal Tunnel Syndrome	Carpal Tunnel Syndrome	\$1B	510(k)	Independent Distributors	Q3 2017
Caldus Disposable Tissue Ablation Devices	Endovenous Ablation	\$240M	510(k)	Independent Distributors	Q3 2017
	Fistulae	\$300M	510(k)	Independent Distributors	Q3 2017
	Renal Denervation	\$1B	CE Mark / Emerging Markets	Independent Distributors	Q3 2018
NextCath Self-Anchoring Short-Term Catheters	Percutaneous Drainage Catheters	\$200M	510(k)	Corporate Distribution Agreement	Q3 2017
DisappEAR Antibiotic-eluting Resorbable Ear Tubes	Pediatric Ear Tubes	\$300M	510(k)	Independent Distributors	Q3 2018
NextFlo Highly Accurate Disposable Infusion Pump	Disposable Infusion Pumps	\$500M	510(k)	Corporate Distribution Agreement	Q4 2017

*PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of these products.

PAVmed
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Vascular Access Devices

Clinical Overview

Long-term		Short-term	
Week to Months		Days to Week	
Chemotherapy, antibiotics, intravenous nutrition, biologics and other medications		Acute in-hospital infusions, emergency, trauma	
Implantable Ports ("Port-a-Cath")	Tunneled Central Venous Catheter	Peripherally Inserted Central Catheter (PICC)	Central Venous Catheter (CVC)



Market Opportunity

- ~7 million central vascular access devices (US)
- ~400-500,000 implantable ports (US)



Products and services segmentation (2015)
11.1%
Central venous catheters (CVCs)
37.8%
Peripherally inserted central catheters (PICCs)
22.9%
Other
28.2%
Implantable ports
Total $6.4bn

Unmet Clinical Need – Current Device Limitations

- Limitations driven by intravascular component, 25% overall complication rate

Occlusion		Infection	
	Up to 35% incidence of device occlusion More serious complications (thrombosis, embolism) Requires clot-busting medications or a repeat procedure		Up to 10% incidence of infections Half are life-threatening bloodstream infections Chemotherapy patient especially high-risk
Poor Veins		**Resource Utilization**	
	>10% with inaccessible scarred central veins Kidney failure patients on dialysis Prior chemotherapy or other need for access Patients with pacemaker and defibrillators leads		Surgical insertion and removal Radiographic confirmation of tip placement Maintenance including regular flushes Infections are costly CMS "Never Events"

PAVmed
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PortIO – The PAVmed Solution

INTRAOSSEOUS VASCULAR ACCESS

- Infusion directly into the bone marrow cavity
- Rapid, direct drainage into central venous circulation via nutrient/emissary veins
- "Non-collapsible" vascular access route


Central venous channel
Medullary sinusoids
Nutrient vein
Emissary vein

- Well established infusion route for adults and children trauma, military, emergency setting
- Bioequivalent to intravenous infusion
- Few contraindications, low complication rates
- Expanding use in non-emergent clinical scenarios

IMPLANTABLE INTRAOSSEOUS PORT

NO INTRAVASCULAR COMPONENT

- Subcutaneous, implantable intraosseous vascular access
- Self-tapping/drilling hollow bone screw, septum, body with internal conical needle guide but no reservoir,
- Implanted into cortical bone over a guide through a small skin incision
- Infusion needle inserted through skin, septum and channel – directly accessing bone marrow cavity



Target commercialization – Q2 2017

Initial target – poor venous access patients

Fewer Complications	Less Invasive
- Fewer occlusions - Potential for fewer, less serious infections	- Simple, near-percutaneous insertion and removal
More Cost Effective	**More Versatile**
- No need for regular flush - No radiographic confirmation - Shift procedures out of OR to less expensive locale	- Rapid, predictable, repeatable - Near limitless number of potential access sites critical in patients those with poor veins

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Carpal Tunnel Syndrome

CLINICAL OVERVIEW

- Estimated prevalence 3-8% of adults = ~5 million
- >3M office visits per year
- Over 600,000 U.S. procedures annually
- Most common cumulative trauma disorder
- Half of all occupational injuries in the U.S. and over $20 billion in annual workers' compensation costs
- Inflammation of transverse carpal ligament leads to entrapment of the median nerve and hand pain, numbness and weakness

MARKET OPPORTUNITY

- Estimated $1 billion market
- Not considering ~1.4M patients/year who choose not to undergo surgery but might consider percutaneous approach


Median nerve
Transverse carpal ligament

UNMET CLINICAL NEED – CURRENT LIMITATIONS

Traditional Surgery is Invasive		Endoscopic Surgery is Less Effective	
	- Up to 2 inch incision - Open surgical procedure performed in an operating room - Post-operative pain - At least 3-4 month recovery		- Remains a surgical procedure performed in an operating room - Higher recurrence rate - Higher reoperation rate - Increased nerve injury - Higher costs

PAVmed

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CarpX – The PAVmed Solution

PERCUTANEOUS DEVICE TO TREAT CARPAL TUNNEL SYNDROME

NO SURGICAL INCISION

- Balloon catheter with bipolar radiofrequency cutting electrode
- Device inserted into tunnel percutaneously over a guidewire under ultrasound guidance
- Balloon inflated, stretching the ligament over the electrodes and pushing the median nerve safely away
- Electrode activated, cleanly cutting ligament from inside out in <1.5 sec with no visible injury to surrounding structures
- Successful completion of pre-clinical cadaver study demonstrating reliable and effective transection of the transverse carpal ligament, replicating anatomic result of traditional, invasive carpal tunnel surgery
- Completing commercial design, expect to begin pre-submission validation/verification testing in 2016


PAVmed


PAVmed

Target commercialization – Q3 2017

Fewer Complications	Less Invasive
- Better nerve protection - Greater lateral dissection may decrease recurrence rates - No risk of infection	- Truly percutaneous - No surgical incision or dissection - Less pain, scarring and recovery time
More Cost Effective	**Expanded Market**
- Shift procedures to interventional lab or office - Shorten procedural times - Shorten recovery time and return to work	- Lower threshold for intervention for patients "suffering in silence", delaying treatment until symptoms become debilitating

PAVmed

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Caldus MARKET OPPORTUNITY THE PAVMED SOLUTION CLINICAL CALDUS Ablation of pathologic soft tissues Completely disposable tissue ablation devices including for Varicose veins renal denervation Fistulae Direct thermal ablation using proprietary infusion device and Renal denervation for refractory hypertension continuous flow balloon catheter Multiple other targets MORE COST EFFECTIVE TOTAL/IMMEDIATE ADDRESSABLE MARKET No capital and maintenance costs $240M to $1B Lower procedural cost while maintaining margin Higher temperatures allow shorter ablation times CURRENT DEVICE LIMITATIONS Expensive, difficult to maintain capital equipment (console) EXPANDED MARKET required to generate ablation energy Lower distribution costs to OUS markets Complex algorithms and other features necessary to achieve Attractive to emerging markets with limited resources to wide ablation field distribute and maintain capital equipment 19

NextCath

MARKET OPPORTUNITY

- **CLINICAL**
  - Short-term catheters
- **ADDRESSABLE MARKET**
  - Total: All short-term vascular catheters ~$1-2B
  - Immediate: Interventional radiology catheters ~$240M (pleural, nephrostomy, abscess, etc.)
- **CURRENT DEVICE LIMITATIONS**
  - Catheter dislodgement leads to pain, increased costs and potentially more serious complications
  - Monitoring catheter patency and security is labor intensive
  - Separate catheter securement devices add complexity and cost to patient care




Drainage
Lung
Fluid
Drainage catheter
Liver

THE PAVMED SOLUTION

- **NEXTCATH**
  - Self-anchoring, short-term catheters
  - Integrated semi-stiff helical portion
  - Resists forceful dislodgement while allowing it to be advanced/withdrawn with gentle rotation
  - Applicable to most, if not all, short-term catheters
  - Sits flush with the skin, more comfortable
- **MORE COST EFFECTIVE**
  - Eliminate need for costly catheter securement devices
  - Decrease need for monitoring catheter security
  - Decrease number of labor-intensive re-insertions
- **FEWER COMPLICATIONS**
  - More secure than traditional approaches
  - Decreases complications associated with dislodgement



PAVmed
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DisappEAR

Market Opportunity

- **Clinical**
  - *Population* = Children with persistent ear infections (otitis media) or those with middle ear fluid collections (effusions)
  - *Procedure* = Placement of metal, plastic or latex bilateral ear tubes to ventilate and drain
  - #1 ambulatory surgery in kids
- **Current Device Limitations**
  - Requires general anesthesia for placement AND removal
  - Requires 7-10 days of difficult-to-administer post-procedure antibiotic ear drops
  - Tube dislodgment into the middle ear a difficult, permanent problem which results in pain, bleeding and requiring second procedure
  - Require water precautions
- **Addressable Market**
  - 670,000-1M procedures annually in US, 20-50% need repeat surgery
  - Estimate $200-300M market opportunity based on premium pricing incorporating cost savings from replacing post-procedure antibiotic drops


1996


Ventilation tube in place

Antibiotic-Eluting Resorbable Ear Tubes

REVOLUTIONARY DEVICE TO TREAT PEDIATRIC EAR INFECTIONS

- **DisappEAR**
  - Antibiotic-eluting ear tube made from a new proprietary bioabsorbable silk material
  - Intellectual property owned jointly by Tufts/Mass General Hospital/Mass Eye and Ear Infirmary (MEEI)
  - Conceived by Dr. Chris Hartnick, Chief of Pediatric ENT at MEEI and Harvard Medical School
  - Successful animal studies completed using working prototypes
  - Market, regulatory (510k) and manufacturability analysis completed including target COGS and ASP
  - PAVmed entered into definitive licensing agreement with above institutions providing it with exclusive worldwide license to develop and commercialize antibiotic-eluting resorbable ear tubes
- **Major Clinical Benefits**
  - No need for second general anesthesia procedure to remove ear tube
  - No need for difficult-to-administer post-procedure antibiotic ear drop regimen
  - No need for water precautions
- **Fewer Complications**
  - Less chance of tube falling into the middle ear causing pain bleeding and no long-term risk of damage if it does
  - Reduce risk of permanent perforation



PAVmed

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NextFlo

Market Opportunity

- **Clinical**
  - Disposable infusion pumps (DIP)
  - Increasing numbers receiving infusions outside hospital
  - DIPs favored for home infusions because they are small, easy to conceal, enhance mobility
- **Addressable Market**
  - Total/Immediate: DIPs for home use ~$500M
- **Current Device Limitations**
  - Highly inaccurate in actual use
  - Susceptible to changes in operating conditions
  - Safety profiles unsuitable for use with medications where flow accuracy is critical
  - Numerous reports of complications and even deaths from infusions running too slow or too fast





The PAVmed Solution

- **NextFlo**
  - Highly accurate DIP using variable flow resistors
  - Resistance varies inversely to driving pressure, maintaining constant flow
  - Incapable of flowing above designated flow rate
- **Fewer Complications**
  - Prevents complications associated with infusions running too slow/fast
- **More Cost Effective**
  - Reduces or eliminates need for trained healthcare personnel to initiate or monitor infusion
  - Decreases hospital stay by transitioning more infusions to outpatient setting
- **Expands Market**
  - Broadens range DIP-administered medications





PAVmed 22

Strong expanding intellectual property portfolio Our proprietary designs, technologies, methods and know-how are of critical importance and we seek to secure patent protection to protect them in the U.S. and throughout the rest of the world Our patent portfolio currently consists of the following: 2 issued patents 9 pending patent applications 5 patent applications to be filed We will actively pursue additional patents as we enhance our existing products and develop/in-license new products We also require all employees and third-party consultants and agents to execute protective agreements providing for confidentiality, non-competition and intellectual property assignment rights in favor of the company to further protect our intellectual property 23

Growth Strategy Advance lead products to commercialization quickly and efficiently PortIO, CarpX, NextCath, Caldus, DisappEAR and NextFlo Discussions with large corporate strategics on commercial partnerships Expand product pipeline Ongoing discussions with innovative clinicians and academic medical centers using collaboration models focused on licensing technologies Advancing conceptual phase projects through patent submission and early testing Explore synergistic acquisition targets 24

Near- and long-term opportunities for value creation



Q4-2016
PortIO FDA Submission
2017
Q1-2017
CarpX FDA Submission
Q2-2017
PortIO Commercialization
NextCath FDA Submission
NextFlo FDA Submission
Q3-2017
CarpX Commercialization
NextCath Commercialization
Caldus Fistula/Vein FDA Submission
NextFlo Commercialization
Q4-2017
Caldus Fistula/Vein Commercialization
2018
Q2-2018
Caldus Renal Denervation CE Mark Submission
DisappEAR FDA Submission
Q4-2018
Caldus Renal Denervation EU/Emerging Market Commercialization
DisappEAR Commercialization

PAVmed

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26 Equity Securities Overview Market Capitalization Calculation Common Shares Outstanding (21-Nov-2016) 13,310,000 Share Price (21-Nov-2016) $9.20 Market Capitalization $122,452,000 Fully-Diluted Market Capitalization(1) $167,057,243 Warrant Summary Warrants Outstanding (21-Nov-2016) 10,620,295 Warrant Price (21-Nov-2016) $8.00 Exercise Price $5.00 Exercisability Date October 28, 2016 Expiration Date April 28, 2022 Call Price $0.01 Call Trigger Price(2) $10.00 Expiration of Call Protection April 28, 2017 (1) Assumes treasury method treatment for in-the-money warrants (2) Volume-weighted average price of common stock must equal or exceed the call trigger price for 20 consecutive trading days FULLY DILUTED OWNERSHIP HCFP Capital Partners III 48% Pavilion Venture Partners 21% Other 31%

Investment Highlights Unique, proven business model focused on capital efficiency and speed to market Deep, expanding pipeline of innovative products across a broad spectrum of clinical conditions with clear paths to near-term commercialization Attractive market opportunities for lead products totaling over $4 billion Leadership team of entrepreneurs with a strong track record of value creation 27

Appendix 28

Board of Directors with industry and capital markets experience

LISHAN AKLOG, MD
Chairman, Chief Executive Officer

MICHAEL GLENNON
Vice-Chairman

RONALD M. SPARKS
Director
Nominating Committee Chair

- Former Healthcare Industry Executive, Avista Capital Partners
- Former Chairman and CEO, Navilyst, Inc.
- Former President and CEO, Accellent
- Former Division President, Smith & Nephew
- Led the commercialization of over 50 medical device products

JAMES L. COX, MD
Director

- Professor of Surgery Emeritus, Washington University School of Medicine
- Creator of the Cox-Maze procedure for atrial fibrillation
- Former President, American Association of Thoracic Surgery
- Instrumental in founding six medical device companies

DAVID WEILD IV
Director
Audit Committee Chair

- Chairman and CEO, Weild & Co.
- Former Vice Chairman, NASDAQ
- Former Head of Corporate Finance, Prudential Securities
- Recognized expert on capital formation

JOSHUA R. LAMSTEIN
Director
Compensation Committee Chair

- Partner and COO, HCFP
- Partner, KEC Ventures
- Former Co-Founder and COO, Soli Inc.
- Former positions in financial services firms including Apollo Advisers and Lehman Brothers

IRA SCOTT GREENSPAN
Director
Senior Advisor

- Co-Managing Partner, HCFP
- Former Managing Partner HCFP/Brenner
- Former securities attorney and partner at major law firm
- Pioneering role in innovative corporate finance products and strategies for small and mid-market companies

PAVmed

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Multi-Specialty Medical Advisory Board of renowned physician innovators

ALBERT CHIN MD	▪ Co-founding Partner and Chief Innovation Officer, Pavilion Medical Innovations ▪ Former Vice President of Research and Chief Innovation Officer, Maquet Cardiovascular/ Guidant Cardiac Surgery ▪ Inventor on 184 issued patents and of 12 commercialized products
MARC GERDISCH MD	▪ Assistant Professor, Loyola University Medical Center ▪ Chief of Cardiovascular and Thoracic Surgery, Franciscan St. Francis Health Heart Center, Indianapolis ▪ Clinical innovator in heart valves and atrial fibrillation
TIMOTHY MURPHY MD	▪ Professor of Diagnostic Imaging and Director of the Vascular Diseases Research Center, Warren Alpert Medical School of Brown University ▪ Former President, Society of Interventional Radiology ▪ Co-founder of four medical device companies
TODD ROSENGART MD	▪ Professor and Chairman, Debakey Department of Surgery, Baylor Medical College ▪ Professor of Heart and Vascular Disease and DeBakey-Bard Chair of Surgery, Texas Heart Institute ▪ Co-founder of five medical device and healthcare IT companies
PHILLIP STIEG MD	▪ Professor and Chairman of Neurological Surgery, Weil Cornell Medical College ▪ Neurosurgeon-in-Chief and Chairman of Neurological Surgery, New York-Presbyterian Hospital ▪ Former President, Society of University Neurosurgeons
CHRISTOPHER HARTNICK MD	▪ Professor of Otolaryngology, Harvard Medical School ▪ Director, Division of Pediatric Otolaryngology, Massachusetts Eye and Ear Infirmary

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Leadership team's prior track record of success

PAVILION™ HOLDINGS GROUP

Pavilion™ medical innovations

Vortex MEDICAL

ANGIOVAC®

Endovascular device to remove large clots and other material


AngioVac

Acquired for $55 Million by Angiodynamics (Nasdaq:ANGO)

Saphena medical

VENOPAX®

Endoscopic vessel harvest device for coronary bypass surgery



3rd Gen device now marketed across the US

Evaluating acquisition overtures from four companies

CRUZAR MEDSYSTEMS

HOUDINI®

Device to treat chronic total occlusion of peripheral arteries



FDA 510(k) clearance December 2015

Commercial Launch in progress with Key Opinion Leaders

KALEIDOSCOPE

KALEIDOSCOPE

Reversible inferior vena cava filter



Submitted to FDA for 510(k) clearance

Evaluating acquisition overtures by large strategics

PAVmed

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